SCHEDULE 14A
                    Proxy Statement Pursuant to Section 14(a)
            of the Securities Exchange Act of 1934 (Amendment No. __)


Filed by the Registrant                     [ ]

Filed by a Party other than the Registrant  [x]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[X]  Soliciting Material Pursuant to ss. 240.14a-12

                              WCI Communities, Inc.

                (Name of Registrant as Specified In Its Charter)

                                Icahn Partners LP
                                Icahn Onshore LP
                                CCI Onshore Corp.
                          Icahn Partners Master Fund LP
                        Icahn Partners Master Fund II LP
                        Icahn Partners Master Fund III LP
                                Icahn Offshore LP
                               CCI Offshore Corp.
                         High River Limited Partnership
                             Hopper Investments LLC
                                 Barberry Corp.
                                  Carl C. Icahn

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    4) Proposed maximum aggregate value of transaction:

    5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:


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     This Tender  Offer  Statement  on  Schedule  TO relates to the  third-party tender  offer by  Icahn  Partners  LP, a  Delaware  limited  partnership,  Icahn
Partners Master Fund LP, a Cayman Islands Exempted Limited Partnership, Icahn Partners Master Fund II LP, a Cayman Islands Exempted Limited Partnership, Icahn Partners Master Fund III LP, a Cayman Islands Exempted Limited Partnership and High River Limited Partnership, a Delaware limited partnership (collectively, the "Offeror") to purchase any and all of the outstanding shares of common stock, par value $.01 per share (the "Common Stock"), of WCI Communities, Inc., a Delaware corporation (the "Company"), and the rights to purchase certain preferred stock associated with the shares of Common Stock (the "Rights" and, together with the Common Stock, the "Shares"), at a price of $22.00 per Share, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase, a copy of which is attached hereto as Exhibit
(a)(1), and in the related Letter of Transmittal, a copy of which is attached hereto as Exhibit (a)(2), including the Instructions thereto, as it may be supplemented or amended from time to time (the "Letter of Transmittal" which, collectively with the Offer to Purchase, constitute the "Offer").

All information set forth in the Offer, including all schedules and annexes thereto, is incorporated by reference in answer to Items 1-9 and 11 in this Schedule TO, except as otherwise set forth below.


ITEM 12. EXHIBITS

(a)(1) (i)  Offer to  Purchase,  dated March 23, 2007
(a)(1)(ii)  Form of Letter of Transmittal
(a)(1)(iii) Form of Notice of Guaranteed Delivery
(a)(1)(iv) Form of Letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees
(a)(1)(v)   Form of Letter to Clients
(a)(1)(vi) Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9
(a)(5)(i)   Summary  Advertisement as published on March 23, 2007
(b)         None
(d)         None
(g)         None


SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO SOLICITATION OF PROXIES BY MR. ICAHN AND HIS AFFILIATES FROM THE STOCKHOLDERS OF WCI COMMUNITIES, INC. FOR USE AT ITS ANNUAL MEETING WHEN AND IF THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN ANY SUCH PROXY SOLICITATION. WHEN AND IF COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WHICH WILL BE MAILED TO STOCKHOLDERS OF WCI COMMUNITIES, INC. AND WILL BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV. INFORMATION RELATING TO THE POTENTIAL PARTICIPANTS IN A POTENTIAL PROXY SOLICITATION IS CONTAINED IN EXHIBIT 1 TO THE SCHEDULE 14A FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 16, 2007.